UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2007

                       ATLANTIC COAST FEDERAL CORPORATION
             (Exact name of Registrant as specified in its charter)


        Federal                         000-50962                 59-3764686
        --------                        ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                   505 Haines Avenue, Waycross, Georgia 31501
                    (Address of principal executive offices)

                                 (800) 342-2824
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

         (a) On December 6, 2007, Atlantic Coast Federal Corporation (the "Company") filed an amendment to Article VII of its Bylaws to authorize (but not require) uncertificated shares of common stock. As a result of the amendment, which was effective on December 6, 2007, the Company's shares became eligible for listing on the Depository Trust Company's Direct Registration System ("DRS"), as required by the NASDAQ stock market for all listed companies.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (d)     Exhibits.

                3.2: Revised Article VII of Atlantic Coast Federal Corporation
                     Bylaws



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATLANTIC COAST FEDERAL CORPORATION


Date: December 11, 2007                By: /s/ Robert J. Larison, Jr.
                                           ------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit(s)
-------        -------------------------
    3.2        Revised Article VII of Atlantic Coast Federal Corporation Bylaws.